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                                                                    EXHIBIT 99.1

                               FNB FINANCIAL CORP.
                     Consolidated Balance Sheets (Unaudited)
                        (In thousands, except share data)

                                                                  June 30,
ASSETS                                                              2004
                                                                 ---------
Cash and due from financial institutions                         $   6,342
Federal funds sold                                                  10,790
                                                                 ---------
   Cash and cash equivalents                                        17,132
Federal Home Loan Bank and Federal Reserve Bank stock                1,858
Securities available for sale                                       81,066
Loans held for sale                                                    130
Loans, net of allowance of $5,117 and $3,512                        94,412
Premises and equipment, net                                          1,843
Accrued interest receivable                                          1,360
Intangible assets                                                    1,878
Other assets                                                         1,269
                                                                 ---------
      Total assets                                               $ 200,948
                                                                 =========

LIABILITIES
Deposits
   Demand                                                        $  50,909
   Savings                                                          38,788
   Time deposits                                                    78,883
                                                                 ---------
      Total deposits                                               168,580
Securities sold under agreements to repurchase                       5,577
Federal Home Loan Bank advances                                      1,016
Accrued interest payable                                                83
Dividends declared and unpaid                                          100
Other liabilities                                                      341
                                                                 ---------
   Total liabilities                                               175,697

SHAREHOLDERS' EQUITY
Common stock, $10 par value, 1,000,000 shares authorized,
   500,000 shares issued and outstanding                             5,000
Paid in capital                                                      7,000
Retained earnings                                                   13,251
                                                                 ---------
   Total shareholders' equity                                       25,251
                                                                 ---------
      Total liabilities and shareholders' equity                 $ 200,948
                                                                 =========


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                               FNB FINANCIAL CORP.
                  Consolidated Statements of Income (Unaudited)
                      (In thousands, except per share data)

                                                          Six months ended June 30,
                                                          -------------------------
                                                             2004            2003
Interest and dividend income
   Loans, including fees                                   $ 4,838         $ 5,933
   Interest on securities                                      796             964
   Federal funds sold and other                                130              80
                                                           -------         -------
      Total interest income                                  5,764           6,977

Interest expense
   Deposits                                                  1,194           2,084
   Repurchase agreements                                        22              33
   Federal Home Loan Bank advances                              37              56
                                                           -------         -------
      Total interest expense                                 1,253           2,173
                                                           -------         -------
Net interest income                                          4,511           4,804

Provision for loan losses                                    1,490           4,351
                                                           -------         -------
Net interest income after provision for loan losses          3,021             453

Noninterest income
   Service charges                                             336             366
   Other                                                        93             296
                                                           -------         -------
      Total noninterest income                                 429             662

Noninterest expense
   Salaries, wages and benefits                              1,542           1,608
   Director fees                                                95              95
   Net occupancy expense                                       264             176
   Depreciation and Amortization                               102             102
   Marketing and public relations                               36              53
   Professional services                                       772             241
   Office supplies, printing postage and courier               123             110
   Data processing                                             272             331
   Other operating expenses                                    633             353
                                                           -------         -------
      Total noninterest expense                              3,839           3,069
                                                           -------         -------
      Income (loss) before taxes                              (389)         (1,954)

Income tax expense                                             (59)           (907)
                                                           -------         -------
      Net Income (loss)                                    $  (330)        $(1,047)
                                                           =======         =======
   Earnings (loss) per share                               $ (0.66)        $ (2.09)


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                               FNB FINANCIAL CORP
           Condensed Consolidated Statement of Cash Flows (Unaudited)
                                 (In thousands)

                                                                   Six months ended June 30,
                                                                   -------------------------
                                                                     2004             2003
                                                                   --------         --------
Net cash from operating activities                                 $  4,280         $ (2,724)

Cash flows from investing activities
   Available for sale securities
     Maturities, prepayments and calls                               53,845           41,003
     Purchases                                                      (86,682)         (42,000)
   Loan originations and payments, net                               11,063            6,278
   Net purchases of office premises and equipment                        (8)              26
                                                                   --------         --------
        Net cash from investing activities                          (21,782)           5,307

Cash flows from financing activities
   Net change in deposits                                           (12,832)            (298)
   Change in securities sold under agreements to repurchase            (209)          (1,434)
   Repayments of Federal Home Loan Bank Advances                       (306)             (11)
   Dividends paid                                                      (200)            (603)
                                                                   --------         --------
        Net cash from financing activities                          (13,547)          (2,346)
                                                                   --------         --------

Net change in cash and due from banks                               (31,049)             237
Cash and due from banks at beginning of period                       48,181            7,158
                                                                   --------         --------
Cash and due from banks at end of period                           $ 17,132         $  7,395
                                                                   ========         ========

   Cash paid during the period for:
     Interest                                                      $  1,289         $  1,635
     Income taxes                                                  $    435         $    110

   Supplemental non-cash disclosures
     Transfers to OREO                                             $    190         $    (31)